                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                  FIRST BANKING COMPANY OF SOUTHEAST GEORGIA
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                 March 29, 1995




To the Shareholders of FIRST BANKING COMPANY OF SOUTHEAST GEORGIA:


          You are cordially invited to attend the Annual Meeting of the Shareholders of First Banking Company of Southeast Georgia (the "Company") to be held at the Ogeechee Technical Institute Auditorium, 1 Joe Kennedy Boulevard, Wednesday, April 19, 1995, at 2:00 p.m. The official notice of the Annual Meeting and the Company's Proxy Statement and Annual Report accompany this letter.

          The principal business of the meeting will be to elect directors of the Company. We will also review the operations of the Company and its subsidiary banks, First Bulloch Bank & Trust Company and Metter Banking Company, for the past year.

          The Board of Directors of the Company is divided into three classes:
Class I, Class II and Class III. The term of one class of directors (Class I) expires in 1995, and five of those directors (E. Raybon Anderson, O. B. Bell, A. M. Braswell, Jr., W. A. Crider, Jr., and Dan J. Parrish, Jr.) have been nominated for election to serve as Class I directors for a three-year term.

          Whether or not you plan to attend the Annual Meeting, please mark, date and sign the enclosed form of proxy, and return it to the Company in the envelope provided as soon as possible.


                                        Very truly yours,



                                        /s/ James Eli Hodges
                                        --------------------
                                        James Eli Hodges
                                        President

                   FIRST BANKING COMPANY OF SOUTHEAST GEORGIA
                              40 North Main Street
                           Statesboro, Georgia  30458
                                 (912) 764-6611


                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 19, 1995



To the Shareholders of FIRST BANKING COMPANY OF SOUTHEAST GEORGIA:

         Notice is hereby given that the Annual Meeting of Shareholders of First Banking Company of Southeast Georgia (the "Company") will be held on Wednesday, April 19, 1995, at 2:00 p.m., at the Ogeechee Technical Institute Auditorium, 1 Joe Kennedy Boulevard, Statesboro, Georgia, for the following purposes:

         (1)     To elect five directors for a three-year term; and

         (2) To transact such other business as may properly come before the meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on March 8, 1995, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

         All shareholders are requested to mark, date, sign and return the enclosed form of proxy as soon as possible. If you attend the meeting and wish to vote your shares in person, you may do so at any time before the proxy is exercised.


                                           By Order of the Board of Directors,



                                           /s/ James Eli Hodges
                                           --------------------
                                           James Eli Hodges
                                           President

                   FIRST BANKING COMPANY OF SOUTHEAST GEORGIA
                              40 North Main Street
                           Statesboro, Georgia  30458
                                 (912) 764-6611

                                PROXY STATEMENT

                        ------------------------------

                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Banking Company of Southeast Georgia (the "Company"), for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Wednesday, April 19, 1995, at 2:00 p.m., at the Ogeechee Technical Institute Auditorium, 1 Joe Kennedy Boulevard, Statesboro, Georgia, and at any adjournments thereof.

         The Proxy Statement and form of proxy are first being mailed to shareholders on or about March 29, 1995. If the enclosed proxy is properly executed, returned and not revoked, it will be voted in accordance with the specifications made by the shareholder. If the form of proxy is signed and returned and specifications are not made, the proxy will be voted FOR the election of the directors listed therein and in accordance with the best judgment of the proxies as to any other matters that may properly come before the meeting.

         Shareholders who sign proxies have the right to revoke them at any time before they are voted by delivering to Dwayne E. Rocker, Secretary of the Company, at the principal office of the Company, either an instrument revoking the proxy or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

         The principal executive offices of the Company are located at 40 North Main Street, Statesboro, Georgia 30458.

                          VOTING AT THE ANNUAL MEETING

         The close of business on March 8, 1995, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. As of the close of business on March 8, 1995, the authorized common stock of the Company consisted of 5,000,000 shares, $1.00 par value (the "Stock"), of which 1,663,712 shares were issued, outstanding and held of record by 837 shareholders.

         A quorum will be present if a majority of the votes entitled to be cast are present in person or by valid proxy. Directors are elected by a plurality of the votes cast by the shares entitled to be voted in such election. Only votes actually cast will be counted for the purpose of determining whether a particular nominee received more votes than the persons, if any, nominated for the same seat on the Board of Directors. Accordingly, abstentions by shareholders present at the Annual Meeting who do not choose to vote in the election of directors will have no effect on the outcome of the election. Broker "non-votes" do not exist in the context of an election of directors and will therefore not affect the outcome of the election.

         All other matters that may be considered and acted upon by the shareholders at the Annual Meeting require that the number of shares voted in favor of the proposal exceed the number of shares voted against the proposal, provided a quorum is present. Only votes actually cast will be counted for the purpose of determining whether a proposal is approved by the shareholders. Abstentions and broker "non-votes" are treated as "true abstentions" under Georgia law and not as negative votes. Consequently, abstentions and broker non-votes will have no effect on the outcome of the vote on other proposals.

                             ELECTION OF DIRECTORS

                       Nominees and Continuing Directors

         Pursuant to the Company's Articles of Incorporation, its Board of Directors is divided into three classes: Class I, Class II and Class III. The current terms of the Class I directors expire in 1995; those of the Class II directors expire in 1996; and those of the Class III directors expire in 1997.

         The Board of Directors proposes E. Raybon Anderson, O. B. Bell, A. M. Braswell, Jr., W. A. Crider, Jr., and Dan J. Parrish, Jr. be elected as Class I directors of the Company to serve for three years and until their successors are duly elected and qualified. If any of the foregoing nominees should become unavailable to serve as a director (which is not now anticipated), then the persons named as proxies reserve full discretion to vote for any other person or persons as may be nominated.

         The table set forth below shows for each director nominee and each continuing director (a) his proposed or current class and term of office, (b) his name, (c) his age at December 31, 1994, (d) the year he was first elected as a director of the Company, (e) any positions held by him with the Company or its subsidiary banks, First Bulloch Bank & Trust Company (the "Bulloch Bank") and Metter Banking Company (the "Metter Bank"), other than as a director, and
(f) his business experience for the past five years. See the section entitled "Compensation of Directors" for a discussion of the directorships of the Bulloch Bank and the Metter Bank held by each of the persons listed below.


                          CLASS I - DIRECTOR NOMINEES
                   To Serve a Term of Three Years Until 1998

                                                       Year
                                                       First             Positions with Company
Name                                        Age       Elected            and Business Experience
- ----                                        ---       -------            -----------------------
E. Raybon Anderson(1)                       56        1981               Chairman of the Board, Bulloch
                                                                         Fertilizer Co., Inc.

O. B. Bell(1)                               80        1981               Retired President of the Bulloch
                                                                         Bank

A. M. Braswell, Jr.(2)                      74        1981               Chairman of the Board, A.M.
                                                                         Braswell, Jr. Food Company, Inc. (Manufacturer of Preserves
                                                                         and Other Condiments)

W. A. Crider, Jr.(1)                        55        1986               President, Crider's Poultry, Inc.
                                                                         (Wholesale Poultry Processor)

Dan J. Parrish, Jr.(2)                      59        1986               Owner, Candler Computers (Computer
                                                                         Consulting); Vice President of the Metter Bank and Senior
                                                                         Vice President of the Company until April 1993

                        CLASS II - CONTINUING DIRECTORS
                          Current Term Expires in 1996

                                                       Year
                                                       First             Positions with Company
Name                                        Age       Elected            and Business Experience
- ----                                        ---       -------            -----------------------
James Eli Hodges                            53        1981               President of the Company and the Bulloch Bank

C. Arthur Howard(1)                         53        1984               President, Claude Howard Lumber
                                                                         Company, Inc.

Lanier A. Hunnicutt(2)                      67        1986               Retired Farmer


Joe P. Johnston(2)                          60        1981               Realtor


                        CLASS III - CONTINUING DIRECTORS
                          Current Term Expires in 1997

                                                       Year
                                                       First             Positions with Company
Name                                        Age       Elected            and Business Experience
- ----                                        ---       -------            -----------------------
Julian C. Lane, Jr.                         46        1988               Vice President of the Company and President of the Metter
                                                                         Bank

Charles M. Robbins, Jr.(2)                  74        1981               Retired Chairman of the Board,
                                                                         Robbins Packing Company (Meat Packing & Distribution)

J. E.  Smith(1)                             81        1981               Retired Partner, Smith-Tillman
                                                                         Mortuary

Alvin Williams(2)                           67        1986               Retired Executive Vice President of
                                                                         the Metter Bank

John M. Wilson, Jr.                         61        1985               Vice President of the Company and Executive Vice President
                                                                         of the Bulloch Bank

Footnotes

  (1)    Member of the Compensation Committee.
  (2)    Member of the Audit Committee.

       Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers and persons who own beneficially more than 10% of the Company's outstanding Stock to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in their Stock ownership. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all such forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1994, its executive officers, directors and greater than 10% shareholders complied with all applicable Section 16(a) filing requirements.

                            Meetings and Committees

       During the year ended December 31, 1994, the Board of Directors of the Company held four meetings. During his term as a director during 1994, each director of the Company attended at least 75% of (a) the total number of meetings of the Board of Directors of the Company and (b) the total number of meetings held by committees of which he was a member, except for A. M. Braswell, Jr. and Lanier A. Hunnicutt, each of whom attended 50% of the meetings of the committee of which he was a member; W.A. Crider, Jr., who attended 50% of the meetings of the Board and the committee of which he was a member; and J. E. Smith, who attended 50% of the meetings of the Board.

       The Audit Committee of the Board of Directors of the Company is responsible for reviewing and making recommendations regarding the Company's employment of independent auditors, the annual audit of the Company's financial statements and the Company's internal accounting policies and practices. The Audit Committee met four times during 1994.

       The Compensation Committee of the Board of Directors of the Company is responsible for recommending and reviewing the compensation, including fringe benefits, of the senior management and directors of the Company. It also recommends nominees for membership on the Board of Directors. No formal procedure whereby individual stockholders may submit recommendations of persons to be considered as directors of the Company has been adopted; however, the Compensation Committee would consider any such recommendation if delivered in writing to: Chairman, Compensation Committee, First Banking Company of Southeast Georgia, 40 North Main Street, Statesboro, Georgia 30458. The Compensation Committee met twice during 1994.

                           Compensation of Directors

       During 1994, the following directors and director nominees also served as directors of the Bulloch Bank: Messrs. Anderson, Bell, Braswell, Hodges, Howard, Johnston, Parrish, Robbins, Smith and Wilson. Also during 1994, the following directors and director nominees served as directors of the Metter
Bank: Messrs. Hodges, Hunnicutt, Lane, Parrish and Williams. During 1994, Mr. Crider served only as a director of the Company, for which he was paid an aggregate amount of $2,000. Each director of the Company who was also a director of the Bulloch Bank during 1994 was paid an aggregate amount of $6,700 for his service as a director of the Bulloch Bank, and each director of the Company who was also a director of the Metter Bank during 1994 was paid an aggregate amount of $6,700 for his service as a director of the Metter Bank. Directors of the Company who also serve as directors of the Bulloch and/or Metter Banks are not separately compensated for their service as directors of the Company or for their service as members of committees. In addition to his directors' fees, Mr. Parrish receives $2,500 per month and the cost of his medical insurance premiums as payment for consulting services rendered to the Company.

                               EXECUTIVE OFFICERS

       The following table sets forth for each executive officer of the Company
(a) the person's name, (b) his age at December 31, 1994, (c) the year he was first elected as an executive officer of the Company, and (d) his position with the Company and its subsidiary banks. Unless otherwise indicated, each executive officer has been employed by the Bulloch or Metter Bank for more than five years.

                                                       Year              Positions with the Company
                                                       First             and the Bulloch or Metter
Name                                        Age       Elected            Banks; Business Experience
- ----                                        ---       -------            ----------------------------------
James Eli Hodges                            53         1981              President of the Company and the Bulloch Bank

Julian C. Lane, Jr.                         46         1985              Vice President of the Company and President of the Metter
                                                                         Bank

John M. Wilson, Jr.                         61         1985              Vice President of the Company and Executive Vice President
                                                                         of the Bulloch Bank

Dwayne E. Rocker                            30         1992              Secretary and Treasurer of the Company since October 1992;
                                                                         Assistant Vice President and Secretary of the Bulloch Bank
                                                                         since August 1992; Banking Officer of the Bulloch Bank from
                                                                         February 1992 to August 1992; Internal Auditor and loan
                                                                         review officer of the Metter Bank from 1988 to July 1992.

                             EXECUTIVE COMPENSATION

         The following table provides certain summary information concerning compensation earned by the Company's Chief Executive Officer and its only other executive officer who earned over $100,000 in salary and bonus in 1994. The Company has not granted any stock options, stock appreciation rights or other long-term stock or stock-based incentives.


                           SUMMARY COMPENSATION TABLE


                                                                          Long-Term Compensation
                                                                     --------------------------------
                                       Annual Compensation                   Awards           Payouts
                              -------------------------------------  -----------------------  -------
                                                                                  Securities
       Name and                                           Other      Restricted   Underlying                  All
       Principal                                         Annual        Stock      Options/       LTIP         Other
       Position        Year   Salary        Bonus     Compensation(1)  Award(s)      SARs     Payouts    Compensation
       --------        ----   ------        -----     ------------     -------     ------     -------    ------------
 James Eli Hodges      1994   $162,000    $58,363          --          $  0          0         $    0     $ 15,676(2)
 Chief Executive       1993   $150,000       $700          --          $  0          0         $    0     $ 26,632(3)
 Officer; President    1992   $123,000       $700          --          $  0          0         $    0     $ 26,961(4)
 of the Company and
 the Bulloch Bank

 Julian C. Lane, Jr.   1994   $ 91,800    $ 22,617         --          $  0          0         $    0     $ 10,270(5)
 Vice President of     1993   $ 85,000    $      0         --          $  0          0         $    0     $ 15,950(6)
 the Company and       1992   $ 66,400    $      0         --          $  0          0         $    0     $ 12,710(7)
 President of the
 Metter Bank

(1) This column would include the value of certain personal benefits only where the value of such benefits is greater than the lower of $50,000 or 10% of the executive's salary and bonus for the year. Such threshold was not exceeded in any of the years reported.
(2) Includes $8,475 in Company contributions to Mr. Hodges' account under the Company's 401(k) Plan and $7,201 in Company contributions to his account under the Target Benefit Plan.
(3) Includes $15,507 in Company contributions to Mr. Hodges' account under the Company's 401(k) Plan and $11,125 in Company contributions to his account under the Target Benefit Plan.
(4) Includes $16,813 in Company contributions to Mr. Hodges' account under the Company's 401(k) Plan and $10,148 in Company contributions to his account under the Target Benefit Plan.
(5) Includes $6,885 in Company contributions to Mr. Lane's account under the Company's 401(k) Plan and $3,385 in Company contributions to his account under the Target Benefit Plan.
(6) Includes $11,883 in Company contributions to Mr. Lane's account under the Company's 401(k) Plan and $4,067 in Company contributions to his account under the Target Benefit Plan.
(7) Includes $9,230 in Company contributions to Mr. Lane's account under the Company's 401(k) Plan and $3,480 in Company contributions to his account under the Target Benefit Plan.

                     INDEBTEDNESS OF DIRECTORS AND OFFICERS

       The Company's directors and officers and certain business organizations and individuals associated with them have been customers of and have had banking transactions with the Company's subsidiary banks and are expected to continue such relationships in the future. Pursuant to such transactions, the Company's directors and officers from time to time have borrowed funds from the Company's subsidiary banks for various business and personal reasons. The extensions of credit made by the Company's subsidiary banks to its directors and officers (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and (c) did not involve more than a normal risk of collectibility or present other unfavorable features.


                                STOCK OWNERSHIP

       On March 8, 1995, the Company had 837 shareholders of record. The following table sets forth the number and percentage of outstanding shares of Stock beneficially owned as of March 8, 1995 by (i) each person who beneficially owned 5% or more of the outstanding shares of Stock to the best information and knowledge of the Company, (ii) each director (including the Chief Executive Officer of the Company) and (iii) all directors and executive officers of the Company, as a group. Unless otherwise indicated, each person has sole voting and investment powers over the indicated shares. An asterisk (*) represents ownership of less than one percent of the outstanding shares of Stock.


       Name of Nominee                       Number of Shares                    Percentage
         or Director                        Beneficially Owned                    Of Total
       ---------------                      ------------------                    --------
       E. Raybon Anderson                        7,632(1)                         *
       O. B. Bell                               30,006(2)                         1.80%
       A. M. Braswell, Jr.                       5,160(3)                         *
       W. A. Crider, Jr.                        84,402(4)                         5.07%
       James Eli Hodges                          6,232(5)                         *
       C. Arthur Howard                         21,208(6)                         1.27%
       Lanier A. Hunnicutt                      15,240(7)                         *
       Joe P. Johnston                           5,963(8)                         *
       Julian C. Lane, Jr.                       3,223(9)                         *
       Dan J. Parrish, Jr.                     115,306(10)                        6.93%
       Charles M. Robbins, Jr.                  13,460(11)                        *
       J. E. Smith                              11,536(12)                        *
       Alvin Williams                           35,553(13)                        2.14%
       John M. Wilson, Jr.                       2,962(14)                        *
       All Directors and Executive
        Officers as a Group
        (15 persons)                           360,088(15)                       21.64%


       Footnotes to Stock Ownership Table

              (1) Consists of 6,588 shares owned by Mr. Anderson and 1,044 shares owned by Mr. Anderson's wife, as to which Mr. Anderson disclaims beneficial ownership. Mr. Anderson's address is Route 1, Box 2, Statesboro, Georgia 30458.

              (2) Consists of 30,006 shares owned jointly by Mr. and Mrs. Bell, as to which voting and investment powers are shared. Mr. Bell's address is 305 College Boulevard, Statesboro, Georgia 30458.

              (3) Consists of (a) 4,260 shares owned by Mr. Braswell, (b) 60 shares owned by Mr. Braswell's wife, as to which Mr. Braswell disclaims beneficial ownership, and (c) 840 shares owned jointly by Mr. and Mrs. Braswell, as to which voting and investment powers are shared. Mr. Braswell's address is P.O. Box 485, Statesboro, Georgia 30459.

              (4) Consists of 20,668 shares owned by Mr. Crider and 63,734 shares owned by the Crider Family Trust. Mr. Crider's address is P. O. Box 398, Stillmore, Georgia 30464.

              (5) Consists of (a) 3,086 shares owned by Mr. Hodges, (b) 48 shares owned by Mr. Hodges' wife, as to which Mr. Hodges disclaims beneficial ownership, (c) 12 shares owned by Mr. Hodges as custodian for his child, as to which Mr. Hodges disclaims beneficial ownership, and (d) 3,086 shares held for Mr. Hodges's benefit and owned by the 401(k) Plan, as to which Mr. Hodges disclaims beneficial ownership. Mr. Hodges' address is 40 North Main Street, Statesboro, Georgia 30458.

              (6) Consists of (a) 9,090 shares owned by Mr. Howard, (b) 1,846 shares owned by Mr. Howard's wife, as to which Mr. Howard disclaims beneficial ownership and (c) 10,272 shares owned by the Claude Howard Lumber Company, Inc., of which Mr. Howard is President. Mr. Howard's address is 316 Wendwood Drive, Statesboro, Georgia 30458.

              (7) Consists of 13,320 shares owned by Mr. Hunnicutt and 1,920 shares owned by Mr. Hunnicutt's wife, as to which Mr. Hunnicutt disclaims beneficial ownership. Mr. Hunnicutt's address is Route 2, Box 49, Metter, Georgia 30439.

              (8) Consists of 5,923 shares owned by Mr. Johnston and 40 shares owned by Mr. Johnston's wife, as to which Mr. Johnston disclaims beneficial ownership. Mr. Johnston's address is Route 3, Box 160, Statesboro, Georgia 30458.

              (9) Consists of 2,730 shares owned jointly by Mr. and Mrs. Lane, as to which voting and investment powers are shared, and 493 shares held for Mr. Lane's benefit and owned by the 401(k) Plan, as to which Mr. Lane disclaims beneficial ownership. Mr. Lane's address is 347 South College Street, Metter, Georgia 30439.

              (10) Consists of (a) 4,440 shares owned jointly with Mr. Parrish's spouse, as to which voting and investment powers are shared, (b) 1,110 shares owned by his spouse, as to which Mr. Parrish disclaims beneficial ownership,
                      (c) 84,173 shares owned by Parrish Properties, an affiliate of Mr. Parrish, (d) 25,336 shares owned by Mr. Parrish, and (e) 247 shares held for Mr. Parrish's benefit and owned by the 401(k) Plan, as to which

                      Mr. Parrish disclaims beneficial ownership.  Mr.
                      Parrish's address is P.O. Box 564, Metter, Georgia  30439.

              (11) Consists of 5,200 shares owned by Mr. Robbins and 8,260 shares owned by Mr. Robbins' wife, as to which Mr. Robbins disclaims beneficial ownership. Mr. Robbins' address is 812 Highway 80 West, Statesboro, Georgia 30458.

              (12) Consists of 10,000 shares owned by Mr. Smith and 1,536 shares owned by Mr. Smith's wife, as to which Mr. Smith disclaims beneficial ownership. Mr. Smith's address is 338 Savannah Avenue, Statesboro, Georgia 30458.

              (13) Consists of (a) 2,779 shares owned by Mr. Williams, (b) 31,074 shares owned jointly by Mr. and Mrs. Williams, as to which voting and investment powers are shared, and (c) 1,700 shares owned by Mr. Williams' wife, as to which Mr. Williams disclaims beneficial ownership. Mr. Williams' address is P.O. Box 75, Pulaski, Georgia 30451.

              (14) Consists of (a) 1,450 shares owned by Mr. Wilson, (b) 60 shares owned by Mr. Wilson's wife, as to which Mr. Wilson disclaims beneficial ownership, and (c) 1,452 shares held for Mr. Wilson's benefit and owned by the 401(k) Plan, as to which Mr. Wilson disclaims beneficial ownership. Mr. Wilson's address is 599 Williams Road, Statesboro, Georgia 30458.

              (15) Includes shares as to which the persons in the group disclaim beneficial ownership as indicated above.


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Company's Compensation Committee consists of Messrs. Anderson, Bell, Crider, Howard and Smith. Mr. Bell is the retired President of the Bulloch Bank.


                               ACCOUNTING MATTERS

      Deloitte & Touche, independent public accountants, audited the financial statements of and provided various services to the Company and its subsidiary banks for the year ended December 31, 1994. A representative of Deloitte & Touche is expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement if he or she desires to do so.


                             SHAREHOLDER PROPOSALS

      Any shareholder of the Company wishing to submit a proposal for action at the next annual meeting of shareholders of the Company and desiring inclusion of the same in management's proxy materials must provide a written copy of the proposal to management of the Company not later than December 1, 1995. Any such proposal must comply in all respects with the rules and regulations of the Securities and Exchange Commission.


                                 OTHER MATTERS

      The Board of Directors of the Company knows of no other matters which may be brought before the Annual Meeting. If, however, any matter other than the election of directors or matters incident thereto should properly come before the Annual Meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders.


                      EXPENSES AND SOLICITATION OF PROXIES

      All expenses of the proxy solicitation will be paid by the Company. In addition to solicitation by mail, certain directors, officers and regular employees of the Company and its subsidiary banks may solicit proxies by telephone, telegram or personal interview for which they will receive no compensation in addition to their regular salaries. The Company may request brokerage houses and custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of Stock held of record by such persons and, if requested, will reimburse them for their reasonable out-of-pocket expenses in connection therewith.

                                                                    APPENDIX A




                   FIRST BANKING COMPANY OF SOUTHEAST GEORGIA
                                     PROXY
                      SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 19, 1995

      The undersigned hereby appoints James Eli Hodges and Julian C. Lane, Jr., or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them or any of them to represent and to vote, as designated below, all of the Common Stock of First Banking Company of Southeast Georgia, 40 North Main Street, Statesboro, Georgia 30458, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders (the "Meeting") to be held at the Ogeechee Technical Institute Auditorium, 1 Joe Kennedy Boulevard, Statesboro, Georgia, on Wednesday, April 19, 1995, at 2:00 p.m., and at any adjournments thereof, upon the proposal described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the Meeting, receipt of which are hereby acknowledged.

           THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR THE PROPOSAL.

PROPOSAL:     To elect the following nominees as directors of the Company:

                                    CLASS I

                   To serve a term of three years until 1998

                 E. Raybon Anderson                                          W.A. Crider, Jr.
                 O.B. Bell                                                   Dan J. Parrish, Jr.
                 A.M. Braswell, Jr.


         [ ]     FOR all nominees listed                            [ ]      WITHHOLD AUTHORITY
                 above (except as indicated                                  to vote for all
                 to the contrary below).                                     nominees listed above.

         INSTRUCTION: To withhold authority for any individual nominee, mark "FOR" above, but write that nominee's name in the space below:



         _______________________________________________________________________

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
       DIRECTED BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION TO THE
           CONTRARY IS INDICATED, IT WILL BE VOTED FOR THE PROPOSAL.

          DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER
               MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING.

         If stock is held in the name of more than one person, all holders should sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Dated:   _____________________, 1995            ______________________________
(Be sure to date your Proxy)                    Name(s) of Shareholder(s)

                                                _______________________________
                                                Signature(s) of Shareholder(s)


Please mark, date and sign this Proxy, and return it in the enclosed return-addressed envelope. No postage is necessary.

                      PLEASE RETURN YOUR PROXY PROMPTLY .